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                                                                     EXHIBIT 4.5

                                                                  Execution Copy


                          Madison River Capital, LLC
                          Madison River Finance Corp.

                         13 1/4% Senior Notes due 2010

                  Exchange and Registration Rights Agreement
                  ------------------------------------------

                                                       February 17, 2000
Goldman, Sachs & Co.,
Chase Securities Inc.
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
 As representatives of the several Purchasers named in Schedule I to the Purchase Agreement
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

     Madison River Capital, LLC, a Delaware limited liability company (the "Company"), and Madison River Finance Corp., a Delaware corporation ("Madison River Finance" and, together with the Company, the "Issuers") propose to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) their 13 1/4% Senior Notes due 2010. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Issuers agree with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

     1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

     "Base Interest" shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

     The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

     "Closing Date" shall mean the date on which the Securities are initially issued.

     "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     "Conduct Rules" shall have the meaning assigned thereto in Section 3(d)(xix) hereof.
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     "Effective Time," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective; (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective; and (iii) a Market Making Shelf Registration, shall mean the time and date as of which the Commission declares the Market Making Shelf Registration Statement effective or as of which the Market Making Shelf Registration Statement otherwise becomes effective.

     "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Issuers in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

     "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

     "Exchange Registration" shall have the meaning assigned thereto in Section 3(c) hereof.

     "Exchange Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

     "Exchange Securities" shall have the meaning assigned thereto in Section 2(a) hereof and is also referred to as the New Notes in the Indenture.

     The term "holder" shall mean each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

     "Indenture" shall mean the Indenture, dated as of February 17, 2000, between the Issuers and Norwest Bank Minnesota, National Association, as Trustee, as the same shall be amended from time to time.

     "Market Making Shelf Registration" shall have the meaning assigned thereto in Section 2(c) hereof.

     "Market Making Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(c) hereof.

     "NASD" shall have the meaning assigned thereto in Section 3(d)(xix) hereof.

     "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

     The term "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

     "Purchase Agreement" shall mean the Purchase Agreement, dated as of February 14, 2000, between the Purchasers and the Issuers relating to the Securities.

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     "Purchasers" shall mean the Purchasers named in Schedule I to the Purchase
  Agreement.

     "Registrable Securities" shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in
  Section 2(a) hereof (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the 180-day period referred to in Section 2(a)); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Issuers or pursuant to the Indenture; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Security shall cease to be outstanding.

     "Registration Default" shall have the meaning assigned thereto in Section 2(d) hereof.

     "Registration Default Period" shall have the meaning assigned thereto in
  Section 2(d) hereof.

     "Registration Expenses" shall have the meaning assigned thereto in Section 4 hereof.

     "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

     "Restricted Holder" shall mean (i) a holder that is an affiliate of the Issuers within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and
  (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Issuers.

     "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

     The term "Secondary Offer Registration Statement" shall mean (i) the Shelf Registration Statement required to be filed by the Company pursuant to Section 2(b) hereof and/or (ii) the Market Making Shelf Registration Statement required to be filed by the Company pursuant to Section 2(c) hereof, in each case, as applicable. As used herein, references to a Secondary Offer Registration Statement in the singular shall, if applicable, be deemed to be in the plural.

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     "Securities" shall mean, collectively, the 13 1/4% Senior Notes due 2010 of the Issuers to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

     "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

     "Shelf Registration" shall have the meaning assigned thereto in Section 2(b) hereof.

     "Shelf Registration Statement" shall have the meaning assigned thereto in
  Section 2(b) hereof.

     "Special Interest" shall have the meaning assigned thereto in Section 2(d) hereof.

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

          2.   Registration Under the Securities Act.

     (a) Except as set forth in Section 2(b) below, the Issuers agree to file under the Securities Act, as soon as practicable, but no later than 90 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the "Exchange Registration Statement", and such offer, the "Exchange Offer") any and all of the Securities for a like aggregate principal amount of debt securities issued by the Issuers, which debt securities are substantially identical to the Securities (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(d) below (such new debt securities hereinafter called "Exchange Securities"). The Issuers agree to use their best efforts to cause the Exchange Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 180 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Issuers further agree to use their best efforts to commence and complete the Exchange Offer promptly, but no later than 45 days after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been "completed" only if the debt securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under Section 5 of the Securities Act and the Exchange Act (except for the requirement to deliver a prospectus included in the

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Exchange Registration Statement applicable to resales by any broker-dealer of
Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities other than those acquired by the broker-dealer directly from the Issuers) and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Issuers having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Issuers having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Issuers agree (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.

     (b) If (i) the Issuers are not (a) required to file the Exchange Offer Registration Statement or (b) permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, (ii) any Holder of Transfer Restricted Securities notifies the Issuers prior to the 20/th/ day following consummation of the Exchange Offer that (a) it is prohibited by law or Commission policy from participating in the Exchange Offer,
(b) that it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (c) that it is a broker-dealer and owns Securities acquired directly from the Issuers or an affiliate of the Issuers, the Issuers shall, in lieu of (or, in the case of clause (ii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), use all reasonable best efforts to file under the Securities Act as soon as practicable, but no later than the later of 30 days after the time such obligation to file arises, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and such registration statement, the "Shelf Registration Statement"). The Issuers agree to use their best efforts (x) to cause the Shelf Registration Statement to become or be declared effective no later than 90 days after such Shelf Registration Statement is filed and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Registrable Securities outstanding, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however,8

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that nothing in this Clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Issuers in accordance with Section 3(d)(iii) hereof. The Issuers further agree to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Issuers agree to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

     (c) The Issuers shall file under the Securities Act, as soon as practicable after the date on which the Exchange Registration Statement (or in lieu thereof, the Shelf Registration Statement) is filed with the Commission, a "shelf" registration statement (which may be the Exchange Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by Goldman, Sachs & Co. of, Securities (in the event of a Shelf Registration) or Exchange Securities (in the event of an Exchange Offer) (such filing, the "Market Making Shelf Registration", and such registration statement, the "Market Making Shelf Registration Statement"). The Issuers agree to use their reasonable best efforts to cause the Market Making Shelf Registration Statement to become or be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to Section 2(a) above or (ii) the date the Shelf Registration becomes or is declared effective pursuant to Section 2(b) above, and to keep such Market Making Shelf Registration Statement continuously effective for so long as Goldman, Sachs & Co. may be required to deliver a prospectus in connection with transactions in the Securities or the Exchange Securities, as the case may be. In the event that Goldman, Sachs & Co. holds Securities at the time an Exchange Offer is to be conducted under Section 2(a) above, the Issuers agree that the Market Making Shelf Registration shall provide for the resale by Goldman, Sachs & Co. of such Securities and shall be kept continuously effective for so long as Goldman, Sachs & Co. may be required to deliver a prospectus in connection with the sale of such Securities. The Issuers further agree to supplement or make amendments to the Market Making Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Market Making Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Issuers agree to furnish to Goldman, Sachs & Co. copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

Notwithstanding the foregoing, the Issuers may suspend the offering and sale under the Market Making Shelf Registration Statement for a period or periods the Board of Managers of the Company reasonably determines to be necessary, but in any event not to exceed 150 days in each year during which the Market Making Shelf Registration Statement is required to be effective and usable hereunder (measured from the Effective Time of the Market Making Shelf Registration Statement to successive anniversaries thereof) if (A)(i) the Issuers are in possession of material nonpublic information relating to a proposed financing, recapitalization, acquisition, disposition, business combination or other material transaction and (ii)(x) such transaction is required to be disclosed in the Market Making Shelf Registration Statement, the related prospectus or any amendment or supplement thereto, or the failure by the Issuers to disclose such transaction in the Market Making Shelf

                                       6
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Registration Statement or related prospectus, or any amendment or supplement thereto, as then amended or supplemented, would cause the Market Making Shelf Registration Statement, prospectus or amendment or supplement thereto, to contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading, (y) information regarding the existence of such transaction has not then been publicly disclosed by or on behalf of the Issuers and (z) the Board of Managers of the Company determines in good faith that disclosure of such transaction would not be in the best interest of the Issuers or would have a material adverse effect on the consummation of such transaction, and (B) the Issuers notify Goldman, Sachs & Co. within five days after such Board of Managers makes the relevant determination set forth in clause (A).

     (d) In the event that (i) the Issuers have not filed the Exchange Registration Statement or the Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a), 2(b) or 2(c) hereof, or (ii) such Exchange Registration Statement, Shelf Registration Statement or Market Making Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a), 2(b) or 2(c) hereof, respectively, or (iii) the Exchange Offer has not been completed within 45 days after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective but shall thereafter either be withdrawn by the Issuers or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest ("Special Interest"), in addition to the Base Interest, shall accrue in an amount equal to $0.05 per week per $1,000 principal amount of the Securities held by such holder with respect to the first 90-day period, increasing by an additional $0.05 per week per $1,000 principal amount of Securities with respect to each subsequent 90-day period up to a maximum amount of $0.50 per week per $1,000 principal amount of Securities.

     (e) The Issuers shall take all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated.

     (f) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

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

     3.  Registration Procedures.

     If the Issuers file a registration statement pursuant to Section 2(a),
Section 2(b) or Section 2(c), the following provisions shall apply:

     (a) At or before the Effective Time of the Exchange Offer, the Shelf Registration or the Market Making Shelf Registration, whichever may be first, the Issuers shall qualify the Indenture under the Trust Indenture Act of 1939.

     (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuers shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

     (c) In connection with the Issuers' obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Issuers shall, as soon as practicable (or as otherwise specified):

               (i) prepare and file with the Commission no later than 60 days after the Closing Date, an Exchange Registration Statement on any form which may be utilized by the Issuers and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use their reasonable best efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter, but no later than 180 days after the Closing Date;

               (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

               (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) if requested by such broker-dealer, of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of

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          such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuers contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (iv) in the event that the Issuers would be required, pursuant to Section 3(c)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, without unreasonable delay to prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (v) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;


               (vi) use their reasonable best efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that the Issuers shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to their certificate of incorporation or formation or by-laws or any agreement between them and their stockholders or members;

               (vii) use their reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

               (viii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time of the Exchange Registration Statement; and

               (ix) comply with all applicable rules and regulations of the Commission, and make generally available to their securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

     (d) In connection with the Issuers' obligations with respect to the Shelf Registration and the Market Making Shelf Registration, as applicable, the Issuers shall use their reasonable best efforts to cause the applicable Secondary Offer Registration Statement to permit the disposition of Registrable Securities by the holders thereof, in the case of the Shelf Registration, and of Securities or Exchange Securities by Goldman, Sachs & Co., in the case of a Market Making Shelf Registration (subject to the second paragraph of Section 2(c) hereof), in accordance with the intended method or methods of disposition thereof provided for in the applicable Secondary Offer Registration Statement. In connection therewith, the Issuers shall, as soon as practicable (or as otherwise specified):

               (i) prepare and file with the Commission within the time periods specified in Section 2(b) or Section 2(c) hereof, as applicable, a Secondary Offer Registration Statement on any form which may be utilized by the Issuers and which shall (x) register all of the Registrable Securities, in the case of a Shelf Registration, and the Securities and Exchange Securities, in the case of a Market Making Shelf Registration, for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders of the Registrable Securities as, from time to time, may be Electing Holders, in the case of a Shelf Registration, or Goldman, Sachs & Co., in the case of a Market Making Shelf Registration, and (y) be, in the case of a Market Making Shelf Registration, in the form approved by Goldman, Sachs & Co., which approval shall not be unreasonably withheld, provided that, the Company shall not be prohibited from making any filing which it is legally obligated to make and (B) use their best efforts to cause such Secondary Offer Registration Statement to become effective as soon as practicable but in any case within the time periods specified in
          Section 2(b) or Section 2(c) hereof, as applicable;

               (ii) not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Issuers by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Issuers;

               (iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Issuers shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Issuers;

               (iv) prepare and file with the Commission such amendments and supplements to the Secondary Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Secondary Offer Registration Statement for the period specified in Section 2(b) or Section 2(c) hereof, as applicable, and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Secondary Offer Registration Statement and, in the case of an amendment to or supplement of the Market Making Shelf Registration Statement, each in a form approved by Goldman, Sachs & Co., which approval shall not be unreasonably withheld, provided that, the Company shall not be prohibited from making any filing which it is legally obligated to make and (B) furnish to the Electing Holders, in the case of a Shelf Registration, and Goldman, Sachs & Co., in the case of a Market Making Shelf Registration, copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

               (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities, Securities or Exchange Securities, as applicable, covered by such Secondary Offer Registration Statement in accordance with the intended methods of disposition by the Electing Holders, in the case of a Shelf Registration, or Goldman, Sachs & Co., in the case of a Market Making Shelf Registration provided for therein;

               (vi) provide (A) with respect to a Shelf Registration, the Electing Holders, and (B) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, the sales or placement agent therefor, and one counsel for any such underwriter or agent and not more than one counsel for all the Electing Holders, the opportunity to participate in the preparation of such Secondary Offer Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

               (vii) for a reasonable period prior to the filing of such Secondary Offer Registration Statement, and throughout the period specified in Section 2(b) or Section 2(c) hereof, as applicable, make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Issuers that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration, or the Securities or Exchange Securities pursuant to the Market Making Shelf Registration, as applicable, such financial and other information and books and records of the Issuers, and shall use its reasonable best efforts to cause the officers, employees, counsel and independent certified public accountants of the Issuers to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section 3(d)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Issuers as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Secondary Offer Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Issuers prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Secondary Offer Registration Statement or the prospectus included therein or in an amendment to such Secondary Offer Registration Statement or an amendment or supplement to such prospectus in order that such Secondary Offer Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (viii) promptly notify each of the Electing Holders or Goldman, Sachs & Co., as applicable, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and, if requested in writing, confirm such advice in writing, (A) when such Secondary Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Secondary Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Secondary Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Secondary Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuers contemplated by Section 3(d)(xvii) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Registrable Securities or the Securities or Exchange Securities, as applicable, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or
          (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Secondary Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (ix) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Secondary Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

               (x) if requested by any managing underwriter or underwriters, any placement or sales agent, any Electing Holder or Goldman, Sachs & Co., promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent, such Electing Holder or Goldman, Sachs & Co. specifies should be included therein relating to the terms of the sale of such Registrable Securities or the Securities or Exchange Securities, as applicable, including information with respect to the principal amount thereof being sold by such Electing Holder, Goldman, Sachs & Co. or such agent or to any underwriters, the name and description of such Electing Holder, a description of Goldman, Sachs & Co., such agent or such underwriter, the offering price of such Registrable Securities, Securities or Exchange Securities, as applicable, and any discount, commission or other compensation payable in respect thereof and the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities, Securities or Exchange Securities, as applicable, to be sold by such Electing Holder, Goldman, Sachs & Co. or such agent or to such underwriters, as applicable; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

               (xi) furnish to Goldman, Sachs & Co., each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(vi) an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Secondary Offer Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Secondary Offer Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by Goldman, Sachs & Co., such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Secondary Offer Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as Goldman, Sachs & Co., such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder, the Securities or Exchange Securities owned by Goldman, Sachs & Co., and the Registrable Securities, Securities or Exchange Securities offered or sold by such agent or underwritten by such underwriter, as applicable, and to permit Goldman, Sachs & Co., such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Issuers hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by Goldman, Sachs & Co. (subject to the second paragraph of Section 2(c) hereof), each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Issuers, in connection with the offering and sale of the Registrable Securities, Securities or Exchange Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

               (xii) use reasonable best efforts to (A) register or qualify the Registrable Securities, Securities or Exchange Securities, as applicable, to be included in such Secondary Offer Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder, Goldman, Sachs & Co. and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above or the period the Market Making Shelf Registration is required to remain effective under
          Section 2(c) above, as applicable, and for so long as may be necessary to enable Goldman, Sachs & Co., any such Electing Holder, agent or underwriter to complete its distribution of Registrable Securities, Securities, or Exchange Securities, as applicable, pursuant to such Secondary Offer Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder and Goldman, Sachs & Co., as applicable, such agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities, Securities or Exchange Securities, as applicable; provided, however, that the Issuers shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or (3) make any changes to their certificate of incorporation or by-laws or any agreement between them and their stockholders;

               (xiii) use their reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required of the Issuers or, with respect to the Registrable Securities, Securities or Exchange Securities, as applicable, to effect the Shelf Registration or the Market Marking Shelf Registration, or the offering or sale in connection therewith or to enable the selling holder or holders or Goldman, Sachs & Co. to offer, or to consummate the disposition of, their Registrable Securities;

               (xiv) Unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders or Goldman, Sachs & Co. and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities, Securities or Exchange Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities, Securities or Exchange Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities, Securities or Exchange Securities, as applicable, to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities, Securities or Exchange Securities, as applicable;

               (xv) provide a CUSIP number for all Registrable Securities, Securities or Exchange Securities, as applicable, not later than the applicable Effective Time;

               (xvi) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as, (A) in the case of a Shelf Registration, any Electing Holders aggregating at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding shall request in order to expedite or facilitate the disposition of such Registrable Securities, Securities or Exchange Securities, as applicable; provided that the Issuers shall not be required to enter into any such agreement more than twice with respect to all of the Registrable Securities and may delay entering into any such agreement until the consummation of any underwritten public offering in which the Issuers shall be engaged provided that such delay is reasonable;

               (xvii)  whether or not an agreement of the type referred to in
          Section 3(d)(xvi) hereof is entered into and whether or not any portion of the offering contemplated by the Secondary Offer Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders, Goldman, Sachs & Co. (to the extent reasonably requested by Goldman, Sachs & Co.) and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration or the Market Making Shelf Registration, as applicable; (B) obtain an opinion of counsel to the Issuers in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and in the case of a Shelf Registration, as any Electing Holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding or, in the case of a Market Making Shelf Registration, as Goldman, Sachs & Co. may reasonably request, addressed to such Electing Holder or Electing Holders, Goldman, Sachs & Co. and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Secondary Offer Registration Statement (and if such Secondary Offer Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, Securities or Exchange Securities, as applicable, dated the date of the closing under the underwriting agreement relating thereto); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Secondary Offer Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Secondary Offer Registration Statement or post-effective amendment or supplement to such Secondary Offer Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Secondary Offer Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Secondary Offer Registration Statement or post-effective amendment to such Secondary Offer Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested, in the case of a Shelf Registration, by any Electing Holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Issuers; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

               (xviii) notify in writing each holder of Registrable Securities affected thereby and Goldman, Sachs & Co. of any proposal by the Issuers to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

               (xix) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities, Securities or Exchange Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Conduct Rules) of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities, Securities or Exchange Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including by (A) if such Conduct Rules shall so require, engaging a "qualified independent underwriter" (as defined in such Conduct Rules) to participate in the preparation of the Secondary Offer Registration Statement relating to such Registrable Securities, Securities or Exchange Securities, as applicable, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Secondary Offer Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, Securities or Exchange Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules;

               (xx) comply with all applicable rules and regulations of the Commission, and make generally available to their securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Secondary Offer Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); and

               (xxi) for so long as Goldman, Sachs & Co. may be required to deliver a prospectus in connection with the offer and sale of Securities or Exchange Securities in secondary transactions to furnish to Goldman, Sachs & Co. copies of all reports or other communications (financial or other) furnished to stockholders or members of the Issuers, and make available to Goldman, Sachs & Co. (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or interdealer automated quotation system on which the Securities or Exchange Securities or any other securities of the Issuers are listed or quoted and the documents specified in Section
          4.03 of the Indenture, as in effect on the Closing; and (ii) such additional information concerning the business and financial condition of the Issuers and their subsidiaries as Goldman, Sachs & Co. may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Issuers are consolidated in reports furnished to its stockholders or members generally or to the Commission).

     (e) In the event that the Issuers would be required, pursuant to Section 3(d)(viii)(F) above, to notify the Electing Holders, Goldman, Sachs & Co., the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Issuers shall without unreasonable delay prepare and furnish to each of the Electing Holders, to each such person, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, Securities or Exchange Securities, as applicable, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder and Goldman, Sachs & Co. agree that upon receipt of any notice from the Issuers pursuant to
Section 3(d)(viii)(F) hereof, such Electing Holder and Goldman, Sachs & Co. shall forthwith discontinue the disposition of Registrable Securities, Securities or Exchange Securities, as applicable, pursuant to the Secondary Offer Registration Statement applicable to such Registrable Securities, Securities or Exchange Securities, as applicable, until such Electing Holder or Goldman, Sachs & Co., as applicable, shall have received copies of such amended or supplemented prospectus, and if so directed by the Issuers, such Electing Holder or Goldman, Sachs & Co. shall deliver to the Issuers (at the Issuers' expense) all copies, other than permanent file copies, then in such Electing Holder's or Goldman, Sachs & Co.'s possession of the prospectus covering such Registrable Securities, Securities or Exchange Securities, as applicable, at the time of receipt of such notice.

     (f) In addition to the information required to be provided in a Notice and Questionnaire by each Electing Holder as to which any Shelf Registration pursuant to Section 2(b) is being effected or to be provided by Goldman, Sachs & Co. in connection with the Market Making Shelf Registration pursuant to Section 2(c), the Issuers may require an Electing Holder or Goldman, Sachs & Co., as applicable, to furnish to the Issuers in writing such additional information regarding such Electing Holder or Goldman, Sachs & Co. and such Electing Holder's or Goldman, Sachs & Co.'s intended method of distribution of the applicable Registrable Securities, Securities or Exchange Securities as the Issuers may from time to time reasonably request in writing, but only to the extent that such information is required or necessary in order to comply with the Securities Act. No holder may include any of its Registrable Securities in any Shelf Registration pursuant to the Exchange and Registration Rights Agreement or be entitled to receive Special Interest unless and until such Holder furnishes to the Company, in writing, such information (after being requested in writing to provide such information) as is required by applicable law for use in connection with any Shelf Registration or related prospectus or preliminary prospectus. Each such Electing Holder and Goldman, Sachs & Co. agrees to notify the Issuers in writing as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder or Goldman, Sachs & Co., as the case may be, to the Issuers or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration or Market Making Shelf Registration, as applicable, contains or would contain an untrue statement of a material fact regarding such Electing Holder or Goldman, Sachs & Co. or such Electing Holder's or Goldman, Sachs & Co.'s intended method of disposition of the applicable Registrable Securities, Securities or Exchange Securities or omits to state any material fact regarding such Electing Holder or Goldman, Sachs & Co. or such Electing Holder's or Goldman, Sachs & Co.'s intended method of disposition of the applicable Registrable Securities, Securities or Exchange Securities required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly to furnish to the Issuers any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or Goldman, Sachs & Co. or the disposition of the applicable Registrable Securities, Securities or Exchange Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (g) Until the expiration of two years after the Closing Date, the Issuers will not, and will not permit any of their "affiliates" (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

     4.   Registration Expenses.

          The Issuers agree to bear and to pay or cause to be paid promptly all expenses incident to the Issuers' performance of or compliance with this Exchange and Registration Rights Agreement (excluding fees and disbursements of counsel to the Initial Purchasers and fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Registrable Securities, Securities or Exchange Securities, as applicable, for offering and sale under the State securities and blue sky laws referred to in Sections 3(d)(vi) and 3(d)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders or Goldman, Sachs & Co. may designate in writing to the Issuers, including any fees and disbursements of counsel for the Electing Holders or Goldman, Sachs & Co. or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities or Exchange Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities or Exchange Securities to be disposed of (including certificates representing the Securities or Exchange Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities or Exchange Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Issuers' officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Issuers (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(d)(xix) hereof, (i) fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by such Electing Holders (which counsel shall be reasonably satisfactory to the Issuers), (j) any fees charged by securities rating services for rating the Securities or Exchange Securities, and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Issuers in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities, Goldman, Sachs & Co. or any placement or sales agent therefor or underwriter thereof, the Issuers shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered, or Goldman, Sachs & Co., as applicable, shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of the applicable Registrable Securities, Securities or Exchange Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

     5.   Representations and Warranties.

          The Issuers represent and warrant to, and agree with, each Purchaser and each of the holders from time to time of Registrable Securities that:

     (a) Each registration statement covering Registrable Securities, Securities or Exchange Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, Securities or Exchange Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the applicable Effective Time when a prospectus would be required to be delivered under the Securities Act, other than (A) from (i) such time as a notice has been given to holders of Registrable Securities or Goldman, Sachs & Co., as applicable, pursuant to
Section 3(c)(iii)(F) or Section 3(d)(viii)(F) hereof until (ii) such time as the Issuers furnish an amended or supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e) hereof or (B) during any suspension of offering and sale pursuant to the second paragraph of Section 2 (b) or 2(c) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by a holder of Registrable Securities or Goldman, Sachs & Co., as applicable, expressly for use therein.

     (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by a holder of Registrable Securities or Goldman, Sachs & Co., as applicable, expressly for use therein.

     (c) The compliance by the Issuers with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuers or any subsidiary of the Issuers is a party or by which the Issuers or any subsidiary of the Issuers is bound or to which any of the property or assets of the Issuers or any subsidiary of the Issuers is subject, except for such conflicts, breaches, violations or defaults which would not have a material adverse effect on the business, consolidated financial position, stockholders' equity or results of operations of the

Company and its subsidiaries take as a whole, nor will such action result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws of the Issuers or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuers or any subsidiary of the Issuers or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Issuers of the transactions contemplated by this Exchange and Registration Rights Agreement, except in connection with the registration under the Securities Act of the Registrable Securities, Securities or Exchange Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Registrable Securities, Securities or Exchange Securities.

     (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Issuers.

     6.   Indemnification.

     (a) Indemnification by the Issuers. The Issuers jointly and severally, will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement and Goldman, Sachs & Co. as holder of Securities or Exchange Securities included in a Market Making Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities, Securities or Exchange Securities, against any losses, claims, damages or liabilities, joint or several, to which Goldman, Sachs & Co., or such holder, Electing Holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Secondary Offer Registration Statement, as the case may be, under which such Registrable Securities, Securities or Exchange Securities, were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Issuers to Goldman, Sachs & Co., any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Goldman, Sachs & Co., such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuers shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuers by such person expressly for use therein and provided, further, that with respect to any loss, claim, damage or liability caused by an untrue statement or omission of a material fact made in a preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any person from whom the person asserting any such loss, claim, damage or liability purchased the Registrable Securities concerned, to the extent that any such loss, claim, damage or liability of such person occurs under the circumstance where (i) it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the final prospectus (or the final prospectus as amended or supplemented) to such person or their representative in sufficient quantities and at such time to permit its delivery at or prior to the confirmation of the sale of such Registrable Securities, (x) delivery of the final prospectus (or the final prospectus as amended or supplemented) was required by law to be made to such person, (y) the untrue statement or omission of a material fact contained in the preliminary prospectus was corrected in the final prospectus (or the final prospectus as amended or supplemented), and (z) there was not sent or given to the person, at or prior to the written confirmation of the sale of such Registrable Securities to such person, a copy of the final prospectus (or the final prospectus as amended or supplemented) and
(ii) such loss, claim, damage or liability would have been eliminated by the delivery of such corrected final prospectus (or the final prospectus as amended or supplemented). Additionally, the indemnification provided for in this section shall not be available to any indemnified party with respect to any sale or disposition of Securities or Exchange Securities that occurs after notice pursuant to the second paragraph of 2(c) if the indemnified party is in violation of the provisions of Section 2(c).

     (b) Indemnification by the Holders and any Agents and Underwriters in Connection with any Shelf Registration. The Issuers may require, as a condition to including any Registrable Securities in any Shelf Registration filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Issuers shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Issuers and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Issuers or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Issuers to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers by such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Issuers for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder's Registrable Securities pursuant to such registration.

     (c) Indemnification by Goldman, Sachs & Co. and any Agents and Underwriters in Connection with the Market Making Shelf Registration. The Issuers may require, as a condition to including any Securities or Exchange Securities in the Market Making Shelf

Registration Statement filed pursuant to Section 2(c) hereof and to entering into any underwriting agreement with respect thereto, that the Issuers shall have received an undertaking reasonably satisfactory to them from each underwriter named in any such underwriting agreement, severally and not jointly, to, and Goldman, Sachs & Co., shall, and hereby agrees to, (i) indemnify and hold harmless the Issuers against any losses, claims, damages or liabilities to which the Issuers may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Market Making Shelf Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Issuers to Goldman, Sachs & Co. or to any such agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers by Goldman, Sachs & Co. or such underwriter expressly for use therein, and (ii) reimburse the Issuers for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that, in the case of Securities held by Goldman, Sachs & Co. at the time of the Exchange Offer, Goldman, Sachs & Co. shall not be required to undertake liability to any person under this Section 6(c) for any amounts in excess of the dollar amount of the proceeds to be received by Goldman, Sachs & Co. from the sale of such Securities by Goldman, Sachs & Co. pursuant to the Market Making Shelf Registration.

     (d) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a), 6(b) or 6(c) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. No indemnifying party shall be liable for the cost of any settlement effected by an indemnified party without the written consent of such indemnifying party, which consent shall not be unreasonably withheld.

     (e) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a), 6(b) or 6(c) hereof are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 6(e) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(e), neither any holder nor, in the case of a Market Making Shelf Registration relating to the sale by Goldman, Sachs & Co. of Securities held by it at the time of the Exchange Offer, Goldman, Sachs & Co. shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities or Goldman, Sachs & Co. from the sale of any such Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder or Goldman, Sachs & Co., as applicable, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities, Securities or Exchange Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders', Goldman, Sachs & Co.'s and any underwriters' obligations in this Section 6(e) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (f) The obligations of the Issuers under this Section 6 shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of Goldman, Sachs & Co., each holder, agent and underwriter and each person, if any, who controls Goldman, Sachs & Co., any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the Goldman, Sachs & Co., holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which Goldman, Sachs & Co., the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of either of the Issuers (including any person who, with his consent, is named in any registration statement as about to become a director of the Issuers) and to each person, if any, who controls the Issuers within the meaning of the Securities Act.

     7.   Underwritten Offerings.

     (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Issuers.

     (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     8.   Rule 144.

          The Issuers covenant to the holders of Registrable Securities and Goldman, Sachs & Co., that to the extent it shall be required to do so under the Exchange Act, the Issuers shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities or Goldman, Sachs & Co., may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities or Goldman, Sachs & Co., to sell Securities or Exchange Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities or Goldman, Sachs & Co. in connection with that holder's or Goldman, Sachs & Co.'s sale pursuant to Rule 144, the Issuers shall deliver to such holder or Goldman, Sachs & Co. a written statement as to whether it has complied with such requirements.

     9.   Miscellaneous.

     (a) No Inconsistent Agreements. Each of the Issuers represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities, Securities or Exchange Securities or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

     (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Issuers fail to perform any of their obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Issuers under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

     (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Issuers, to them at P.O. Box 1167, 103 South Fifth Street, Mebane, NC 27302, and if to a holder, to the address of such holder set forth in the security register or other records of the Issuers, or to such other address as the Issuers or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     (d) Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Issuers shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

     (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of Goldman, Sachs & Co. or any holder of Registrable Securities, any director, officer or partner of Goldman, Sachs & Co. or such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Securities pursuant to the Purchase Agreement and the transfer and registration of Securities by such holder or Goldman, Sachs & Co. and the consummation of an Exchange Offer.

     Anything herein to the contrary notwithstanding, the indemnity agreement of the Issuers in Section 6(a) hereof, the representations and warranties in
Section 5(a) and Section 5(b) hereof and any representation or warranty as to the accuracy of the Secondary Offer Registration Statement (or any preliminary, final or summary prospectus contained therein) contained in any certificate furnished by the Issuers pursuant to Section 3(d)(xvii) hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Issuers of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Securities Act, shall not extend to the extent of any interest therein of a controlling person or partner of Goldman, Sachs & Co. who is a director, officer or controlling person of the Issuers when the Exchange Registration Statement or the Secondary Offer Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Securities Act. Unless in the opinion of counsel for the Issuers the matter has been settled by controlling precedent, the Issuers will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (f) Governing Law. This Exchange and Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (g) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

     (h) Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Issuers and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding and Goldman, Sachs & Co.; provided, however, that any such amendment or waiver affecting solely provisions of this Exchange and Registration Rights Agreement relating to the Market Making Registration may be effected by a written instrument duly executed solely by the Company and Goldman, Sachs & Co. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

          (i) Inspection. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities and the address of Goldman, Sachs & Co. shall be made available for inspection and copying on any business day by Goldman, Sachs & Co. or any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) above and at the office of the Trustee under the Indenture.

          (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Issuers. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Issuers for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                           [Signature page follows]

                                    Very truly yours,

                                    Madison River Capital, LLC



                                    By: /s/ J. Stephen Vanderwoude
                                       --------------------------------------
                                       Name:   J. Stephen Vanderwoude
                                       Title:  Chief Executive Officer

Accepted as of the date hereof:
Goldman, Sachs & Co.                Madison River Finance Corp.
Bear, Stearns & Co. Inc.
Chase Securities Inc.
Morgan Stanley & Co. Incorporated

                                    By: /s/ Paul H. Sunu
                                       --------------------------------------
                                       Name:   Paul H. Sunu
                                       Title:  Secretary & Treasurer


By: /s/ Goldman, Sachs & Co.
   -------------------------------
       (Goldman, Sachs & Co.)




                         Registration Rights Agreement
                                Signature Page

                                                                       Exhibit A

                          Madison River Capital, LLC
                          Madison River Finance Corp.

                        INSTRUCTION TO DTC PARTICIPANTS
                        -------------------------------

                               (Date of Mailing)

                    URGENT - IMMEDIATE ATTENTION REQUESTED

                       DEADLINE FOR RESPONSE:  [DATE] *
                       ------------------------------


The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in Madison River Capital, LLC (the "Company") and Madison River Finance Corp. ("Madison River Finance" and, together with the Company, the "Issuers") 13 1/4% Senior Notes due 2010 (the "Securities") are held.

The Issuers are in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the
------------------------------------------------------------------------------
enclosed materials as soon as possible as their rights to have the Securities
--------------------------------------
included in the registration statement depend upon their returning the Notice and Questionnaire by _________ [28 days after mailing]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact the Issuers at P.O. Box 1167, 103 South Fifth Street, Mebane, NC 27302.




________________
*Not less than 28 calendar days from date of mailing.

                          Madison River Capital, LLC

                          Madison River Finance Corp.

                       Notice of Registration Statement
                                      and
                     Selling Securityholder Questionnaire
                     ------------------------------------

                                    (Date)


Reference is hereby made to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement") between Madison River Capital, LLC (the "Company") and Madison River Finance Corp. ("Madison River Finance" and, together with the Company, the "Issuers") and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Issuers have filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form [__] (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Issuers' 13 1/4% Senior Notes due 2010 (the "Securities"). A copy of the Exchange and Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Issuers' counsel at the address set forth herein for receipt ON OR BEFORE _________ [28 days after mailing]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term "Registrable Securities" is defined in the Exchange and Registration
          ----------------------
Rights Agreement.

                                   ELECTION


The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Issuers and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Issuers and represents and warrants that such information is accurate and complete:

                                 QUESTIONNAIRE


(1)  (a)  Full Legal Name of Selling Securityholder:

          _____________________________________________________________________
     (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

          _____________________________________________________________________
     (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:

          _____________________________________________________________________

(2)       Address for Notices to Selling Securityholder:

                                 ______________________
                                 ______________________
                                 ______________________
          Telephone:             ______________________
          Fax:                   ______________________
          Contact Person:        ______________________


(3)       Beneficial Ownership of Securities:

          Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

     (a)  Principal amount of Registrable Securities beneficially owned:

          _____________________________________________________________________

          CUSIP No(s). of such Registrable Securities:_________________________

     (b) Principal amount of Securities other than Registrable Securities beneficially owned:

          _____________________________________________________________________

          CUSIP No(s). of such other Securities:_______________________________

     (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

          _____________________________________________________________________

          CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:________________________________________


(4)       Beneficial Ownership of Other Securities of the Issuers:

          Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Issuers, other than the Securities listed above in Item (3).

          State any exceptions here:

(5)   Relationships with the Issuers:

      Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Issuers (or its predecessors or affiliates) during the past three years.

      State any exceptions here:



(6)   Plan of Distribution:

      Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

      State any exceptions here:



By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Issuers, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Issuers in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder's obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Issuers of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

      (i)  To the Issuers:


                                 Madison River Capital, LLC
                                 Madison River Finance Corp.
                                 c/o Madison River Telephone Company, LLC
                                 103 South Fifth Street
                                 Mebane, NC 27302
                                 Attention: General Counsel

      (ii)  With a copy to:

                                 Skadden, Arps, Slate, Meagher & Flom
                                 333 W. Wacker Dr., Suite 2100
                                 Chicago, IL 60606
                                 Attention: Gary P. Cullen, Esq.


Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Issuers' counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Issuers and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _________________



               ________________________________________________________________
               Selling Securityholder
               (Print/type full legal name of beneficial owner of Registrable Securities)


               By: ____________________________________________________________
               Name:
               Title:


PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE _________ [28 DAYS AFTER MAILING]. TO THE COMPANY'S COUNSEL AT:

                       Skadden, Arps, Slate, Meagher & Flom
                       333 W. Wacker Dr., Suite 2100
                       Chicago, IL 60606
                       Attention: Gary P. Cullen, Esq.

                                                                       Exhibit B

             NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Norwest Bank Minnesota, National Association
Madison River Capital, LLC
Madison River Finance Corp.
c/o Norwest Bank Minnesota, National Association
Corporate Trust Services
Sixth and Marquette N9303-120
Minneapolis, MN 55479

Attention:  Trust Officer

     Re:  Madison River Capital, LLC and
     Madison River Finance Corp. (the "Issuers")
     13 1/4 Senior Notes due 2010


Dear Sirs:

Please be advised that ___________ has transferred $________ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form [______] (File No. 333-_________) filed by the Issuers.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated [________] or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated:

                                        Very truly yours,


                                              ____________________________
                                              (Name)

                                        By:   ____________________________
                                              (Authorized Signature)